EXHIBIT 10.53

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

[AMYLIN LETTERHEAD]

October 30, 2009

Takeda Pharmaceutical Company Limited

1-1, Doshomachi 4-chome, Chuo-ku

Osaka 540-8645, Japan

Attention: Mr. Yasuchika Hasegawa, President & CEO

Re:                             License, Development and Commercialization Agreement dated as of October 30, 2009 (the “Agreement”) by and between Takeda Pharmaceutical Company Limited (“Takeda”) and Amylin Pharmaceuticals, Inc. (“Amylin”)

Ladies and Gentlemen:

This letter (the “Letter”) will confirm the understanding of Takeda and Amylin regarding certain matters relating to the Agreement.  Capitalized terms used but not otherwise defined in this Letter shall have the meanings provided in the Agreement.  Takeda and Amylin, intending to be legally bound, hereby agree as follows:

1.             The Product which is a [***] is intended by the Parties to be a [***] under the [***], including, without limitation, for purposes of [***].

2.             Amylin shall take all reasonable steps necessary to maintain at all times during the term of the Agreement the [***], including the [***] to Takeda, that are [***] to [***] the [***], and Amylin shall be responsible for making any and all [***] necessary to [***]; provided, however, except with respect to [***]  to use “[***]” ([***]) with respect to “[***]” ([***]), Amylin shall have no obligations to Takeda pursuant to this Letter to the extent any [***] causes [***].

3.             (A) Amylin agrees that the provisions of Paragraph 3(B) shall be applicable, if: (a)(i) [***] with respect to the [***] prior to [***] by Takeda under the Agreement; or (ii) there is a Partial Termination of the Agreement with respect to the [***] of the [***]  by Takeda under the Agreement; (b) [***] that the [***] is not a “[***]” under the [***], and therefore the exception under [***]  “[***]” does not apply to the [***]; and (c) [***] from Amylin to

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***Text Omitted and Filed Separately with the Securities and Exchange

Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

[***] the [***] pursuant to [***] and the [***] is [***] or its affiliates or sublicensees.

(B)  If the conditions set forth in Paragraph 3(A) are met, then, with respect to only the [***] or its Affiliates or sublicensees (the “[***]”): (i) the [***] will be considered a [***] with respect to the [***]; (ii) the [***] for the [***]  will be deemed to have [***]; (iii) the [***]  on the [***] will be payable pursuant to [***] of the Agreement during the [***]  for the [***]; and (iv) upon [***]  of the [***], Takeda will no longer be obligated to make [***] on the [***]  to Amylin.

4.                                      In the event that Amylin obtains [***] that clarify, in Takeda’s reasonable judgment, that Amylin has secured [***] (including by clarifying that the [***] is a “[***]”[***]), including the [***] to Takeda, that are necessary or useful to [***] the [***] at all times during the term of the Agreement, then Amylin shall provide written notice and a copy of such [***] (the “Clarification”) to Takeda, and Takeda shall terminate this Letter by providing written notice to Amylin within thirty (30) days of receipt of the Clarification, after which this Letter shall be of no further force and effect.  In the event that Takeda does not object to the Clarification by written notice to Amylin within thirty (30) days of receipt of the Clarification, the Clarification shall be deemed reasonable and this Letter shall be of no further force and effect.

5.                                      The provisions of this Letter shall supersede any conflicting terms contained in the last sentence of [***] of the Agreement.

6.                                      The Parties hereby agree that this Letter shall be subject to the terms and conditions of the Agreement, and all references to “Agreement” and words such as “herein”, “hereof” and “hereunder” in the Agreement shall include the terms and conditions set forth in this Letter.

7.                                      This Letter may be executed in two counterparts (including, without limitation, by facsimile signature), each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

If the foregoing is acceptable, please countersign this Letter and return it to the undersigned.

Sincerely,

AMYLIN PHARMACEUTICALS, INC.

By:	/s/ Daniel M. Bradbury

Name:	Daniel M. Bradbury
Title:	President & CEO

Agreed to and accepted as of the Effective Date:

TAKEDA PHARMACEUTICAL COMPANY LIMITED

By:	/s/ Yasuchika Hasegawa

Name:	Yasuchika Hasegawa
Title:	President & CEO